Report of Independent Accountants on Applying
Agreed-Upon Procedures

The Hertz Corporation
8501 Williams Road
Estero, FL 33928

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by The Hertz Corporation (“Hertz”, “you” or the “Responsible Party”), and the following third parties, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., collectively referred to herein as the “Specified Parties”, solely to assist you in performing the agreed-upon procedures described below relating to the accuracy of certain attributes of the collateral assets associated with the potential issuance of asset-backed notes by Hertz Vehicle Financing II LP Series 2019-1 and/or Series 2019-2 (the “Transaction”). The Hertz Corporation is responsible for the accuracy of the attributes of the collateral assets to be included in the Transaction. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Procedures and Findings
In connection with the Transaction, the Responsible Party chose a sample size of 59 for each respective procedure as described below. The Responsible Party determined the sample size of 59 using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and the Responsible Party’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. It should be understood that we make no representations on the adequacy of the sample size, as provided by Hertz and accepted by the Specified Parties, the estimated confidence level, nor do we draw any conclusions about the entire collateral pool based on the sample size and/or the results of the procedures performed. As instructed by the Responsible Party, the samples for each respective procedure described below were selected randomly from a pool of assets, which the Responsible Party represents is the collateral pool of assets for the Transaction.
This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.
In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017-6204
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures Hertz Vehicle Financing II LP Series 2019-1 and/or Series 2019-2 Due Diligence AUP January 22, 2019 Page 2 of 18

of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the collateral assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.
With respect to any terms or requirements of the offering circulars, supplements to the offering circulars, or other Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the offering circulars, supplements to the offering circulars or other Transaction documents.
It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

(iii)	The reasonableness of any of the assumptions provided by the Responsible Party; and

(iv)
The adequacy of the sample size, as provided by the Responsible Party and accepted by the Specified Parties, nor do we draw any conclusions about the entire pool of collateral based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.
Our work was limited to comparing and re-computing certain information as detailed below. We did not perform reviews of Hertz’s information systems, specific or system-wide security, application controls or completeness and integrity of any systems of The Hertz Corporation. It should be noted that the scope of our work does not provide any current or ongoing assurance of computer operation procedures, or completeness and integrity of programs that process the information and data to which procedures were applied.
For purposes of the procedures below, numbers, dollar amounts and percentages that differ only as a result of rounding were deemed to be in agreement. As instructed by Hertz and accepted by the Specified Parties, for the purposes of the procedures below, numbers, dollar amounts and percentages that differ within $1 or 0.01% are deemed to be in agreement.

The procedures described below are grouped into three areas:

A.	Title, Lien & OEM

B.	Capitalized Cost

C.	Mark-to-Market & Disposition Proceeds

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A. Title, Lien & OEM
We obtained an Excel file from Hertz (the “Data Tape”), which Hertz represents lists the program and non-program vehicles included in HVF II Group I and on-lease as of September 30, 2018, and the manufacturer of each such vehicle. We make no comment as to the completeness or the accuracy of the Data Tape.
As instructed by Hertz, we selected a random sample of 59 vehicles from the Data Tape (the “Title Sample Vehicles”). Refer to Appendix A, Table A-1 for a listing of the Title Sample Vehicles. The sample size of 59 was determined by the Responsible Party using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure. It should be understood that we make no representations on the adequacy of the sample size, as provided by Hertz and accepted by the Specified Parties, the estimated confidence level, nor do we draw any conclusions about the entire collateral pool based on the sample size and/or the results of the procedures performed.
We obtained photocopies, facsimiles, or scanned images of the certificates of title (the “Certificate of Title”) for 57 of the 59 Title Sample Vehicles from Hertz and performed the following procedures:

1.	We confirmed that the Certificate of Title for each Title Sample Vehicle was titled in the name of Hertz Vehicles LLC or an acceptable variation, noting no exceptions.

2.
We confirmed that the Certificate of Title for each Title Sample Vehicle showed a first lien in the name of The Bank of New York Mellon Trust Company N.A. or an acceptable variation (the “Collateral Agent”), noting no exceptions.

3.
We compared and agreed the original equipment manufacturer as listed on each Certificate of Title for each Title Sample Vehicle to the original equipment manufacturer of each selected vehicle as listed in a translation table provided by Hertz based on the value on the Certificate of Title and the value in the column titled “ABS_Mfr_Cd” on the Data Tape, noting no exceptions.

For 2 of the 59 Title Sample Vehicles (#33 and 59), Hertz provided a title inquiry report or a registration statement (the “Alternate Title Support”). As instructed by Hertz, for these Title Sample Vehicles, we used the Alternate Title Support to perform this procedure.

B. Capitalized Cost
We obtained an Excel file from Hertz (the “Cap Cost Selection Report”), which Hertz represents lists the program and non-program vehicles included in HVF II Group I and on-lease as of September 30, 2018, (the “Report Date” or the “Calculation Date”). We make no comment as to the completeness or the accuracy of the Cap Cost Selection Report.
The Cap Cost Selection Report contains values for the following fields (the “Cap Cost Data Fields”) which Hertz represents was recorded in their Teradata ABS Reporting Engine as of the Report Date:

Data Field	Description Provided by Hertz
VIN	Vehicle Identification Number
Country_Cd	Hertz Fleet Accounting Indicator
Calc_Dt	Calculation Date of the Report

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Data Field	Description Provided by Hertz
ABS_Veh_Type	Classification of the vehicle as risk or program from the perspective of the ABS financing on the Calculation Date
Vsn_Veh_Type	Classification of the vehicle as risk or program from the perspective of Vision (fleet accounting system) on the Calculation Date
Orig_Veh_Type	Classification of the vehicle as risk or program from the perspective the ABS financing and Vision on the later of VOLCD and the day it is first fully loaded into Vision
Xfer_Veh_Type	Classification of the vehicle as risk or program from the perspective of the ABS financing on the date of the most recent transfer
ABS_Cd	Six-digit code indicating various information about the vehicle, such as its current collateral pool and whether and how many times the vehicle has been transferred
N_Redes	Number of times the vehicle has been redesignated between risk and program
EVER_REDES_IND	Indicates whether the car has ever been redesignated between risk and program
Used_Veh_Ind	Indicates whether the vehicle was originally purchased as a used vehicle
Ever_Xfer_Ind	Indicates whether the vehicle has ever been transferred (other than certain special cases)
XFER_FROM_11_TO_23	Indicates whether the vehicle’s most recent transfer, if any, was from Legacy HVF to Series 2013-G1
Vsn_Deliv_Dt	Delivery date of the vehicle as recorded in Vision
Xfer_In_Dt	Date of the most recent transfer, if any
XFER_WITHIN_36_DAYS	Indicates whether the most recent transfer occurred within 36 days of the Vision Delivery Date
RISK_Cap_Cost_Amt	Cap cost amount for a risk vehicle from the perspective of the ABS financing as of the calculation date
RISK_AD	Accumulated depreciation for a risk vehicle from the perspective of the ABS financing as of the calculation date
RISK_NBV	Net book value for a risk vehicle from the perspective of the ABS financing as of the calculation date
PRGM_Cap_Cost_Amt	Cap cost amount for a program vehicle from the perspective of the ABS financing as of the calculation date
PRGM_AD	Accumulated depreciation for a program vehicle from the perspective of the ABS financing as of the calculation date
PRGM_NBV	Net book value for a program vehicle from the perspective of the ABS financing as of the calculation date
Base_PRGM_Cap_Cost_Amt	Pre-transfer cap cost for a program vehicle from the perspective of the ABS financing as of the calculation date
Base_RISK_Cap_Cost_Amt	Pre-transfer cap cost for a risk vehicle from the perspective of the ABS financing as of the calculation date
Gross_Purch_Price	Gross out-of-pocket purchase price as calculated from the underlying fleet accounting systems as of the calculation date
GAAP_Cap_Cost_Amt	Capitalized cost as recorded in Vision as of the calculation date
Cap_Cost_Adj	Sum of certain incentive receivables netted against gross purchase price to determine the GAAP capitalized cost amount as of the calculation date
Cap_Cost_MSRP	Manufacturer suggested retail price used in determining whether capitalized cost for a risk vehicle from the perspective of the ABS financing should be capped, as of the calculation date
Prv_Abs_Cd_Xfer_Dt	ABS Code for the vehicle on the date prior to the transfer in date

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Data Field	Description Provided by Hertz
Gross_Purch_Price_Xfer_Dt	Gross out-of-pocket purchase price as calculated from the underlying fleet accounting systems as of the transfer in date
GAAP_CAP_COST_AMT_Xfer_Dt	Capitalized cost as recorded in Vision as of the transfer in date
Cap_Cost_Adj_Xfer_Dt	Sum of certain incentive receivables netted against gross purchase price to determine the GAAP capitalized cost amount as of the transfer in date
Prv_Risk_FMV_Xfer_Dt	Fair market value for a risk vehicle as recorded from the perspective of the ABS financing on an HVF II (no-lag) basis as of the day prior to the transfer in date
Prv_Prgm_FMV_Xfer_Dt	Fair market value for a program vehicle as recorded from the perspective of the ABS financing on an HVF II (no-lag) basis as of the day prior to the transfer in date
Prv_HVF1_FMV_Xfer_Dt	Market value under Legacy HVF rules on as of the day prior to the transfer in date
Prv_HVF2_FMV_Xfer_Dt	Market value under HVF II rules on as of the day prior to the transfer in date
Prv_Risk_NBV_Xfer_Dt	Net book value for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Prgm_NBV_Xfer_Dt	Net book value for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Risk_Dep_Chrg_Amt_Xfer_Dt	Depreciation charge for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Prgm_Dep_Chrg_Amt_Xfer_Dt	Depreciation charge for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Termination_Proration_Xfer_Dt	Fraction used to calculate back-end rent / depreciation from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Risk_Cap_Cost_Amt_Xfer_Dt	Capitalized cost for a risk vehicle from the perspective of the Abs financing as of the day prior to the transfer in date
Prv_Prgm_Cap_Cost_Amt_Xfer_Dt	Capitalized cost for a program vehicle from the perspective of the Abs financing as of the day prior to the transfer in date
Prv_Cap_Cost_MSRP_Xfer_Dt	The MSRP value used for the capital cost ceiling in the system for vehicles as of the day before a vehicle was transferred
Prv_Risk_Termination_Val_Xfer_Dt	Net book value (stepped down for back-end rent) for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Prgm_Termination_Val_Xfer_Dt	Net book value (stepped down for back-end rent) for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
LEGACY_RISK_TERM_VAL	Net book value (stepped down for back-end rent) for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
LEGACY_PRGM_TERM_VAL	Net book value (stepped down for back-end rent) for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
CAP_COST_CD	Code that corresponds to the permutation of the cap cost calculation that applies to the specific vehicle on that date
NON_XFER_NON_REDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has not been transferred and not redesignated from program to risk nor risk to program - null value for vehicles that do not meet this criteria

NON_XFER_REDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has not been transferred and was redesignated from program to risk or risk to program - null value for vehicles that do not meet this criteria

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Data Field	Description Provided by Hertz
XFER_NOT_FROM_11_AND_GE36_NON_REDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from somewhere other than the Legacy financing more than 36 days from lease commencement date and was not redesignated from program to risk nor risk to program - null value for vehicles that do not meet this criteria

XFER_NOT_FROM_11_AND_L36_NON_REDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from somewhere other than the Legacy financing less than 36 days from commencement date and was not redesignated from program to risk nor risk to program - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_GE36_NON_REDES_CAP_COST_PRE_11_20
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing more than 36 days from commencement date and was not redesignated from program to risk nor risk to program - before logic change in Nov 2014 - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_GE36_NON_REDES_CAP_COST_POST_11_20
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing more than 36 days from commencement date and was not redesignated from program to risk nor risk to program - after logic change in Nov 2014 - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_GE36_REDES_CAP_COST_POST_11_20
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing more than 36 days from commencement date and was redesignated from program to risk or risk to program - after logic change in Nov 2014 - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_GE36_REDES_CAP_COST_PRE_11_20
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing more than 36 days from commencement date and was redesignated from program to risk or risk to program - before logic change in Nov 2014 - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_LE36_REDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing less than 36 days from commencement date and was redesignated from program to risk or risk to program - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_LE36_NONREDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing less than 36 days from commencement date and was not redesignated from program to risk nor risk to program - null value for vehicles that do not meet this criteria

CAP_COST_CALC	A check-field that replicates the Cap Cost that should be calculated for a vehicle based on the system information known at the time - null value for vehicles that do not meet this criteria

We obtained an Excel file from Hertz, which Hertz represents contains data for the vehicles included on the Cap Cost Selection Report that was loaded into the Teradata ABS Reporting Engine from Vision for the Calculation Date (the “Vision Off-Load File”). We make no comment as to the completeness or accuracy of the Vision Off-Load File.
We obtained a file from Hertz, which Hertz represents contains data records for the vehicles included on the Cap Cost Selection Report that was loaded into the Teradata ABS Reporting Engine from Vision for “New Vehicle Schedule” for the Calculation Date (the “New Vehicle Schedule Off-Load File”). We make no comment as to the completeness or the accuracy of the New Vehicle Schedule Off-Load File.
We obtained a file from Hertz, which Hertz represents contains data records for the vehicles included on the Cap Cost Selection Report that was loaded into the Teradata ABS Reporting Engine from RMS for the Calculation Date

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(the “RMS Off-Load File”). We make no comment as to the completeness or the accuracy of the RMS Off-Load File.
We obtained the “Receivable Type Code File” from Hertz, which Hertz represents lists the receivable type codes that designate receivables in RMS that are netted against “gross purchase price” to determine capitalized cost for GAAP accounting purposes (each, a “Designated Receivable Type”). We make no comment as to the accuracy or reasonableness of the Designated Receivable Type codes.
As instructed by Hertz, we selected a random sample of 59 vehicles (the “Cap Cost Sample Vehicles”) from vehicles in the Cap Cost Selection Report that have Vsn_Deliv_Dt within the last 12 months. Refer to Appendix A, Table B-1 for a listing of the Cap Cost Sample Vehicles. The sample size of 59 was determined by the Responsible Party using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure. It should be understood that we make no representations on the adequacy of the sample size, as provided by Hertz and accepted by the Specified Parties, the estimated confidence level, nor do we draw any conclusions about the entire collateral pool based on the sample size and/or the results of the procedures performed.
Hertz provided a file related to the Cap Cost Sample Vehicles (the “Cap Cost Detail File”). We make no comment as to the completeness or accuracy of the Cap Cost Detail File. The Cap Cost Detail File contains the following information for each Cap Cost Sample Vehicle:

•	The Cap Cost Data Fields related to each Cap Cost Sample Vehicle as of the Report Date.

•
The calculation logic provided in column BJ of the Cap Cost Detail File, which Hertz represents specifies the calculation of PRGM_Cap_Cost_Amt or RISK_Cap_Cost_Amt, as applicable based on the value in ABS_Veh_Type, for each Cap Cost Sample Vehicle as of the Report Date to recalculate PRGM_Cap_Cost_Amt or RISK_Cap_Cost_Amt, as applicable, using only the values of the Cap Cost Data Fields (the “Calculation Logic”). We make no comment as to the accuracy or reasonableness of the Calculation Logic.

We performed the following procedures for each Cap Cost Sample Vehicle:

1.
We agreed the value of each Cap Cost Data Field as set forth on the Cap Cost Selection Report to the value of each respective Cap Cost Data Field as set forth on the Cap Cost Detail File, noting no exceptions.

2.
Using the Calculation Logic and the Cap Cost Data Fields set forth on the Cap Cost Detail File, we recalculated and agreed PRGM_Cap_Cost_Amt or RISK_Cap_Cost Amt, as applicable, based on the value in ABS_Veh_Type, noting no exceptions.

3.
Of the 59 Cap Cost Sample Vehicles selected, 58 selections had a value of “0” in the Ever_Xfer_Ind field of the Cap Cost Detail File. For each such vehicle, we obtained from Hertz, photocopies, facsimiles or scanned images of the purchase invoices and vehicle purchase agreements. For each vehicle, we performed the following procedures:

a.
We compared and agreed the GAAP_Cap_Cost_Amt field as shown on the Cap Cost Detail File to the VI017_CAP_COST_AMT field as shown on the Vision Off-Load File or New Vehicle Schedule Off-Load File, as applicable, noting no exceptions.

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b.
For each such Cap Cost Sample Vehicle with a value in the Cap_Cost_Adj field of greater than zero in the Cap Cost Detail File, of which there were 38 selections, we compared and agreed the value in the Cap_Cost_Adj field as shown on the Cap Cost Detail File to the sum of values in the V002M_ADJ_RECV_AMT field that corresponds to Designated Receivable Types as shown on the RMS Off-Load File, noting no exceptions.

c.
For each such Cap Cost Sample Vehicle with a value of “Risk” in the Vsn_Veh_Type field in the Cap Cost Detail File, of which there were 41 selections, we recalculated and agreed the _GAAP_Cap_Cost_Amt field in the Cap Cost Detail File as the difference between the purchase price from the respective purchase invoice and the incentives and adjustments dated prior to September 30, 2018, if any, as indicated on the respective vehicle purchase invoice and vehicle purchase agreement for such Cap Cost Sample Vehicle, noting no exceptions. For purposes of this procedure, as instructed by Hertz, adjustments include differences between “New Value” and “Old Value” for the line “CAP-COST-IN-ADJ” shown on the vehicle purchase invoice.

d.
For each such Cap Cost Sample Vehicle with a value of “Program” in the Vsn_Veh_Type field in the Cap Cost Detail File, of which there were 17 selections, we recalculated and agreed the GAAP_Cap_Cost_Amt field in the Cap Cost Detail File as the difference between the purchase price from the respective purchase invoice and the incentives and adjustments dated prior to September 30, 2018, if any, as indicated on the respective vehicle purchase invoice and vehicle purchase agreement for such Cap Cost Sample Vehicle, noting no exceptions. For purposes of this procedure, as instructed by Hertz, adjustments include differences between “New Value” and “Old Value” for the line “CAP-COST-IN-ADJ” shown on the vehicle purchase invoice.

C. Mark-to-Market & Disposition Proceeds
Mark-to-Market
We obtained an Excel file from Hertz (the “FMV Report”), which Hertz represents lists all non-program vehicles owned by HVF included in the HVF Group I Series 2013-G1 collateral pool and on lease (i.e. active in the pool) as of September 18, 2018, and contains the following vehicle-by-vehicle detail of fair market value testing for such vehicles as of such date summarized as follows:

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Field	Column
VIN	A
ABS_Veh_Type	B
ABS_Cd	C
VOLCD	D
RISK_Cap_Cost_Amt	E
RISK_AD	F
RISK_NBV	G
HVF2_CM_NADA_Val	H
HVF2_CM_NADA_Val_Desc	I
HVF2_CM_BB_Val	J
HVF2_CM_BB_Val_Desc	K
LDCM_HVF2_FMV	L
HVF2_CM_FMV	M
HVF2_FMV	N
Prv_RISK_NBV	O
RISK_FMV	P

We make no comment as to the completeness or the accuracy of the FMV Report.
As instructed by Hertz, we selected a random sample of 59 vehicles (the “Selected Fair Market Value Vehicles”) from the FMV Report. Refer to Appendix A, Table C-1 for a listing of the Selected Fair Market Value Vehicles. The sample size of 59 was determined by the Responsible Party using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure. It should be understood that we make no representations on the adequacy of the sample size, as provided by Hertz and accepted by the Specified Parties, the estimated confidence level, nor do we draw any conclusions about the entire collateral pool based on the sample size and/or the results of the procedures performed.
Using the FMV report, we performed the following procedures:

1.
RISK_NBV: We recalculated the RISK_NBV for each Selected Fair Market Value Vehicle as RISK_Cap_Cost_Amt less RISK_AD in each case as set forth in the FMV Report, with any resulting negative values to be deemed to be zero. We agreed the amount recalculated to the value listed as “RISK_NBV” in the FMV Report for each Selected Fair Market Value Vehicle, noting no exceptions.

2.
RISK_ FMV: We obtained an Excel file from Hertz, which Hertz represented contains the wholesale clean trade value published in the NADA Guide (Eastern Edition) for the month of March 2018 (the “NADA Input File”). We make no comment as to the completeness or accuracy of the NADA Guide (Eastern Edition), nor do we assume any responsibility for assessing the adequacy of such valuations published therein.

a.
Of the 59 Selected Fair Market Value Vehicles, 54 vehicles’ values were included on the NADA Input File and such Selected Fair Market Value Vehicle’s HVF2_CM_NADA_Val was greater than 0. For these 54 Selected Fair Market Value Vehicles we performed the following procedures:

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i.
We agreed the wholesale clean trade value for each VIN as set forth on the NADA Input File to the value in the column titled HVF2_CM_NADA_Val for each respective Selected Fair Market Value Vehicle as shown on the FMV Report, noting no exceptions.

ii.	We agreed the HVF2_CM_NADA_Val of each Selected Fair Market Value Vehicle to the RISK_FMV of each respective Selected Fair Market Value Vehicle as shown on the FMV Report, noting no exceptions.

b.
Of the 59 Selected Fair Market Value Vehicles, 5 vehicles’ values were not published in the NADA Guide (Eastern Edition) as described in procedure (2)(a) above. For these 5 Selected Fair Market Value Vehicles, we obtained from Hertz, the Blackbook input file which Hertz represented contained the wholesale clean trade value included in the Finance Guide for the month of September 2018 (the “Blackbook Input File”). We make no comment as to the completeness or accuracy of the Blackbook Input File, nor do we assume any responsibility for assessing the adequacy of such valuations published therein.

Of these 5 Selected Fair Market Value Vehicles, 5 vehicles’ values were included on the Blackbook Input File and such Selected Fair Market Value Vehicle’s HVF2_CM_BB_Val was greater than 0. For these 5 Selected Fair Market Value Vehicles, we performed the following procedures:

i.
We agreed the wholesale clean trade value for each VIN set forth on the Blackbook Input File to the value in the column titled HVF2_CM_BB_Val of each respective Selected Fair Market Value Vehicle as reported on the FMV Report, noting no exceptions.

ii.	We agreed the HVF2_CM_BB_Val of each Selected Fair Market Value Vehicle to the RISK_FMV of each respective Selected Fair Market Value Vehicle as shown on the FMV Report, noting no exceptions.

c.
Of the 59 Selected Fair Market Value Vehicles, 0 vehicles were (i) not included on the NADA Input File, or was included on the NADA Input File and had a value in field HVF2_CM_NADA_Val of less than or equal to zero, and (ii) was not included on the Blackbook Input File or was included on the Blackbook Input File and had a value in field HVF2_CM_BB_Val of less than or equal to zero. For these 0 Selected Fair Market Value Vehicles, we agreed the RISK_NBV as shown on the FMV Report to the value in the column titled RISK_FMV of each respective Selected Fair Market Value Vehicle as shown on the FMV Report, noting no exceptions.

Disposition Proceeds
We obtained an Excel file from Hertz (the “Disposition Report”), which Hertz represents contains vehicle-by-vehicle detail showing sales of Non-Program Vehicles to third parties recognized in the calendar month of September 2018, summarized as follows:

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Field	Column
VIN	A
Country_Cd	B
ABS_Cd	C
Risk_Disposition_Proceeds	D
Risk_Disposition_NBV	E
ABS_Cap_Cost_Amt	F
Prv_Risk_Accum_Dep	G
A_U_FBR_Amt	H
Died_on_FDCM	I
A_U_MBR_Amt	J

We make no comment as to the completeness or the accuracy of the Disposition Report.
As instructed by Hertz, we selected a random sample of 59 vehicles identified on the Disposition Report (the “Selected Disposition Vehicles”). Refer to Appendix A, Table C-3 for a listing of the Selected Disposition Vehicles. The sample size of 59 was determined by the Responsible Party using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure. It should be understood that we make no representations on the adequacy of the sample size, as provided by Hertz and accepted by the Specified Parties, the estimated confidence level, nor do we draw any conclusions about the entire collateral pool based on the sample size and/or the results of the procedures performed.

3.	Using the Disposition Report, we performed the following procedures:

a.
Risk_Disposition_NBV: We recalculated the Risk_Disposition_NBV for each Selected Disposition Vehicle as (i) for vehicles for which the value in the Died_on_FDCM column was equal to zero, the greater of (a) zero and (b) ABS_Cap_Cost_Amt less Prv_Risk_Accum_Dep less A_U_FBR_Amt, and (ii) for vehicles for which the value in the Died_on_FDCM column was equal to one, the greater of (a) zero and (b) ABS_Cap_Cost_Amt less Prv_Risk_Accum_Dep less A_U_MBR_Amt less A_U_FBR_Amt as set forth on the Disposition Report. We agreed the amount recalculated to the value listed as Risk_Disposition_NBV on the Disposition Report, noting no exceptions.

b.
Risk Disposition Proceeds: For each Selected Disposition Vehicle, we obtained a photocopy or facsimile of the sales document from Hertz. We agreed the sales price on each respective document to the Risk_Disposition_Proceeds reported on the Disposition Report, and agreed that such amount as reported on the Disposition Report was less than or equal to the sales price on the sales document for each respective Selected Disposition Vehicle, noting no exceptions.

****

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively,

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on the collateral assets. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.
If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).
The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

January 22, 2019

New York, New York

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Appendix A

Table A-1 - Title Sample Vehicles

Selection #	VIN	Manufacturer
1	1G11D5SL2FF160716	GM
2	JM1BM1U7XG1334731	Mazda
3	1G1PE5SB7G7225845	GM
4	5NPDH4AEXGH653797	Hyundai
5	3N1AB7AP3GY223719	Nissan
6	2GKFLUEK0H6328934	GM
7	KNDJP3A54H7461233	Kia
8	1N4AL3AP9HC206927	Nissan
9	3KPFL4A72HE013324	Kia
10	5NPD74LF2HH129344	Hyundai
11	5NPE24AF0HH534124	Hyundai
12	5NPE24AF5HH578670	Hyundai
13	WVGAV7AX6HK034949	Volkswagen
14	3N1CN7AP3HK446329	Nissan
15	3N1AB7AP9HL693946	Nissan
16	JN8CS1MW1HM413694	Nissan
17	JN8CS1MW0HM413749	Nissan
18	JN1EV7AP0HM740991	Nissan
19	1N4AL3AP9HN348926	Nissan
20	KNMAT2MT3HP532454	Nissan
21	5YFBURHE0HP703813	Toyota
22	4T1BF1FK2HU748867	Toyota
23	KNAGT4L31J5221790	Kia
24	2GNAXJEV6J6198786	GM
25	2GNAXJEV6J6200648	GM
26	2GNAXSEV9J6284437	GM
27	KNDPM3AC3J7392915	Kia
28	2G1105S34J9154302	GM
29	SALWR2RV1JA190471	LandRover
30	1N4AL3AP7JC166854	Nissan
31	1N4AL3AP0JC191580	Nissan
32	1N4AL3AP8JC262993	Nissan
33	5GAEVAKW3KJ157714	GM
34	1C4RJFJG3JC331352	Chrysler
35	3KPA24AB7JE079889	Kia
36	1G1ZD5ST1JF128576	GM
37	1G1ZD5ST1JF139089	GM
38	1G1ZD5ST7JF160092	GM

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39	1G1ZD5ST2JF262948	GM
40	5XXGT4L36JG234839	Kia
41	5XXGT4L39JG247858	Kia
42	2C3CDZAG3JH259214	Chrysler
43	2C3CCAKGXJH268169	Chrysler
44	1GNEVHKW4JJ226486	GM
45	3N1CN7AP8JL886367	Nissan
46	JN1EV7AP0JM360183	Nissan
47	KNMAT2MT6JP550081	Nissan
48	KNMAT2MTXJP567904	Nissan
49	2C4RC1GG4JR226377	Chrysler
50	3GNAXJEV7JS547116	GM
51	3C4NJDCB4JT332891	Chrysler
52	4T1BK1EB0JU285002	Toyota
53	1FMCU9J99JUC89663	Ford
54	2T3WFREV8JW459548	Toyota
55	3N1AB7AP1JY265619	Nissan
56	5XYPGDA59KG441814	Kia
57	1GNSKBKC5KR167420	GM
58	3C4NJDCB5KT618945	Chrysler
59	2C4RDGEGXKR536487	Chrysler

Table B-1 - Cap Cost Sample Vehicles

Selection #	VIN	Vsn_Veh_Type
1	5N1DR2MM5JC661616	RISK
2	1GNERGKW3JJ231001	PROGRAM
3	4T1B11HK8JU096676	PROGRAM
4	1G1YF3D71J5104407	PROGRAM
5	2C3CDXCT3JH237843	RISK
6	3N1AB7AP7JY266385	RISK
7	1G1BF5SM0H7248149	RISK
8	1N4AL3AP8JC172131	RISK
9	2G1105S37J9168968	RISK
10	1G1ZD5ST6JF250365	RISK
11	5YFBURHE7JP817121	PROGRAM
12	3N1AB7AP7JY301393	RISK
13	LRBFX1SA2JD084090	PROGRAM
14	KNDPM3AC0J7444730	RISK
15	1C4BJWEG1JL937910	PROGRAM
16	3N1CN7AP8JK412781	RISK
17	2C4RDGEG7JR145344	RISK
18	3KPFL4A73JE253889	PROGRAM
19	KNDJP3A59K7913894	RISK
20	2T1BURHE9JC067771	PROGRAM

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21	4T1BK1EB3JU284314	RISK
22	1VWBT7A31EC080946	RISK
23	1FM5K8F85HGC68164	RISK
24	3MYDLBYV3JY321933	RISK
25	JN8AT2MT9JW450227	RISK
26	3MYDLBYV1JY330484	RISK
27	1GCVKREH0JZ308947	RISK
28	3N1CN7AP3JL883666	RISK
29	5YFBURHEXJP814844	RISK
30	3N1AB7AP2JY282154	RISK
31	3KPFL4A73JE231892	PROGRAM
32	1FADP3J27JL279578	PROGRAM
33	3FA6P0D98JR246963	PROGRAM
34	KNDJP3A51K7631927	RISK
35	5N1DR2MMXJC668559	RISK
36	1C6RR7LT7KS524966	RISK
37	5N1DR2MMXJC645279	RISK
38	1G4ZP5SZ7JU125790	PROGRAM
39	1G4ZP5SZ2JU139340	PROGRAM
40	KL4CJGSB9JB531974	RISK
41	JN1BY1AP1JM180878	RISK
42	KNMAT2MT8JP568663	RISK
43	5N1AT2MT1JC785295	RISK
44	2C3CCABG5JH301434	PROGRAM
45	KNDJP3A5XK7630940	RISK
46	3HGGK5H86JM713470	RISK
47	3FA6P0D95JR225326	PROGRAM
48	5XXGT4L3XKG276710	RISK
49	5N1AZ2MH2JN134952	RISK
50	3N1AB7AP3JY332219	RISK
51	1C4BJWDG0JL908531	RISK
52	5YFBURHE2JP826244	RISK
53	KNDJP3A50J7600828	PROGRAM
54	3MYDLBYV6JY328651	RISK
55	2C3CDZBT5JH209345	RISK
56	KNDJP3A53J7564634	RISK
57	1N4AL3AP8JC249838	RISK
58	KNDPM3AC0J7424154	RISK
59	3FA6P0D94JR205536	PROGRAM

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Table C-1 – Selected Fair Market Value Vehicles

Selection #	VIN	RISK_FMV
1	4T1B11HK0JU638448	19,300.00
2	3N1AB7AP4JY332228	12,925.00
3	SALWR2RV1JA193466	61,525.00
4	3N1CN7AP7JL885856	10,900.00
5	5NPD74LF0HH138785	10,125.00
6	1G1ZD5ST0JF249549	17,725.00
7	KNDJP3A5XJ7574724	13,975.00
8	KNMAT2MV8JP570933	18,950.00
9	1C4PJLCB9GW209545	15,200.00
10	1GNSKHKC8JR268629	45,075.00
11	1N4AL3AP4HN358991	13,325.00
12	K5DMB5C16H6320462	18,550.00
13	3N1AB7AP1HL698929	11,800.00
14	2C4RDGCG5HR616629	16,925.00
15	3N1AB7APXHY341042	11,050.00
16	1N4AL3APXJC129541	18,800.00
17	VNKKTUD30HA080439	8,400.00
18	3N1AB7AP3JY275665	12,200.00
19	2GNAXJEV3J6193366	19,275.00
20	5NPD74LF3HH150316	10,875.00
21	1GNSKHKCXJR277719	46,075.00
22	KNDMB5C14H6243221	17,575.00
23	KNMAT2MV8HP551440	16,150.00
24	5XXGT4L34HG166373	13,125.00
25	VNKKTUD35HA084468	9,475.00
26	3C4PDCBG2HT589341	14,500.00
27	JN1EV7EK1HM363585	29,600.00
28	5XXGT4L33JG199287	14,950.00
29	2C4RC1GG5JR269092	33,200.00
30	2G1105SA0H9141958	15,775.00
31	5YFBURHE6GP521340	11,525.00
32	1N4AL3AP0HC206279	15,500.00
33	5N1DR2MM5JC662734	24,925.00
34	1N4AL3AP2JC200537	18,400.00
35	1GNSKBKC3JR382468	45,975.00
36	3GNAXSEV6JS572515	21,925.00
37	1VWAT7A38GC053323	11,075.00
38	1GYKNDRS1HZ178507	31,625.00
39	3N1AB7AP4HY345541	11,800.00
40	2C4RC1GG3JR269186	32,250.00
41	2G4GL5EX3H9168477	14,850.00
42	3N1AB7AP8JY245397	12,050.00
43	5YFBURHEXHP674837	12,525.00

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44	3N1AB7AP1HY355105	11,325.00
45	5XYZT3LB8HG490674	14,700.00
46	5XYPG4A59KG484016	23,650.00
47	KNMAT2MT9HP540946	14,075.00
48	3N1CN7AP5JL885225	10,900.00
49	1G4PR5SK0F4104551	10,750.00
50	WVGAV7AX3HK034438	15,300.00
51	1G1YU2D69K5602010	70,500.00
52	5TDYZ3DC7JS910984	30,700.00
53	2T1BURHE1JC088727	14,200.00
54	KNDPM3ACXJ7468923	17,200.00
55	1GNSKHKC2JR366703	46,800.00
56	JN8AT2MT0JW453694	17,675.00
57	1G1ZD5ST3JF239517	18,125.00
58	1G1ZD5ST1JF269602	18,125.00
59	JN1BY1AR4JM220324	32,025.00

Table C-2 – Selected Disposition Vehicles

Selection #	VIN	Risk Disposition Proceeds
1	KNDJP3A55G7863051	11,100.00
2	SALCP2BG0HH670670	25,000.00
3	WDDSJ4EB5JN515030	25,665.00
4	5YFBURHE5GP445531	8,765.00
5	1G1BE5SMXH7150457	11,800.00
6	1VWBP7A36DC120294	9,500.00
7	1N4AA6AP0HC379999	17,265.00
8	JN8AE2KP9H9165181	14,200.00
9	KNMAT2MV5JP523147	18,800.00
10	5TDKZ3DC4HS823088	21,600.00
11	1VWBP7A35DC090852	8,600.00
12	KNDPM3AC7H7118384	12,400.00
13	5XXGT4L3XHG164661	11,600.00
14	1GKS2BKC5HR189035	33,165.00
15	5NPE24AF7HH463066	10,700.00
16	1GNSKHKCXHR173600	31,300.00
17	JN1EV7APXHM732378	21,000.00
18	5N1DR2MM1HC658111	19,000.00
19	JN1EV7AP1HM733208	19,800.00
20	5XYZT3LB1HG497594	14,300.00
21	3N1CN7AP0HL812855	8,700.00
22	5NPE24AF1FH152441	7,000.00
23	3GNCJPSB2JL176111	16,465.00
24	3MYDLBYV7JY310563	12,900.00
25	1G1JC5SG6G4146773	8,600.00

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26	3N1CN7AP3JL840588	11,100.00
27	3C4PDDBG5HT592658	14,100.00
28	1G4ZP5SS8HU208206	20,200.00
29	KNMAT2MT7HP505886	13,300.00
30	1GKS2GKC1HR154747	35,400.00
31	5XYPGDA54JG367507	20,165.00
32	1C4BJWDG7GL122430	25,165.00
33	1GNSKHKC6HR187980	35,600.00
34	5NMZTDLB7HH018204	15,200.00
35	1G1FB1RX5J0113267	19,900.00
36	3MZBM1U77GM297606	10,100.00
37	5XYPG4A58HG198201	16,300.00
38	KNDJP3A57H7419123	11,200.00
39	5TDKK3DC6FS621063	9,000.00
40	1G1FB1RX1J0114657	20,500.00
41	1G1FB1RX7J0114324	20,500.00
42	1FM5K8D88HGB22392	23,966.00
43	1C6RR7LT6HS797759	25,415.00
44	JN1EV7AR2JM435418	25,390.00
45	3N1CN7AP5JL849101	11,200.00
46	1G6AR5SX6J0121492	31,965.00
47	4JGDA5HB1HA964089	36,465.00
48	1N4AL3AP7HC227727	12,200.00
49	2C4RDGCG2HR824368	16,000.00
50	5N1AR2MN3GC642678	14,400.00
51	KL4CJGSB3JB549998	19,750.00
52	5NPE24AFXHH469590	11,200.00
53	2T3BFREV5JW740091	21,000.00
54	5N1DR2MM0HC648637	19,500.00
55	4T1BK1EB1HU253458	18,150.00
56	1GNSKBKC5JR211513	44,000.00
57	3C4PDDBG6HT592426	14,800.00
58	SALWR2PF9GA121239	53,000.00
59	5N1DR2MM6HC605176	18,865.00